                AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND
                        AMCORE VINTAGE FIXED INCOME FUND
                   AMCORE VINTAGE INTERMEDIATE TAX FREE FUND
                           AMCORE VINTAGE EQUITY FUND
                          AMCORE VINTAGE BALANCED FUND
                     AMCORE VINTAGE AGGRESSIVE GROWTH FUND
                     AMCORE VINTAGE FIXED TOTAL RETURN FUND

                      SUPPLEMENT DATED JANUARY 1, 1996 TO
        PROSPECTUS DATED JUNE 1, 1995 AS SUPPLEMENTED NOVEMBER 17, 1995

     The Prospectus is hereby supplemented as follows:

     1. The Fixed Total Return Fund will invest substantially all, but in no event less than 75%, of the value of its total assets in fixed income securities with stated or remaining maturities of 15 years or less or securities with a stated or remaining maturity in excess of 15 years if such securities have an unconditional put to sell or redeem the security within 15 years from the date of purchase. While this does not represent a change in the fund's investment policy, it clarifies the circumstance in which the fund may hold fixed income securities with a remaining maturity of 15 years or more.

     2. The Information for Dean C. Countryman which appears on page 31 of the Prospectus is deleted in its entirety. As of January 1, 1996, Elizabeth S. Pierson has been assigned responsibility for the day-to-day management of Fixed Income, Fixed Total Return and Tax-Free Funds' portfolios. Ms. Pierson has been employed by AMCORE Capital Management, Inc. (or a predecessor) since 1984. She began her investment career in 1984. She has a B.S. degree from the University of Illinois, Champaign-Urbana and is a Chartered Financial Analyst. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios. She has also been co-manager of Balanced Fund since inception.

     3. The Information for Darrell C. Thompson which appears on page 31 of the Prospectus is changed to read as follows: Darrell C. Thompson is the portfolio manager of the Equity Fund and Balanced Fund. Clyde N. Powers is the portfolio manager of the Aggressive Growth Fund since the inception of the fund. Prior to July 1995 he was employed by Union Bank of San Francisco as Managing Director of Investing Operations. He began his investment career in 1972. He has an BBA degree in Finance from the University of Wisconsin-Milwaukee and is a Chartered Financial Analyst.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE